SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 1997


                         FIRST SOUTH AFRICA CORP., LTD.
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               (Exact Name of Registrant as Specified in Charter)


           Bermuda                  0-27494                          n/a
----------------------------      -----------                   -------------
(State or Other Jurisdiction      (Commission                   (IRS Employer
      of Incorporation)            File No.)                 Identification No.)



Clarendon House, Church Street, Hamilton HM CX, Bermuda
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (441) 295-1422


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

           On October 31, 1997, First South Africa Corp., Ltd. a Bermuda corporation (the "Company"), consummated the private placement and sale of 15,000 Increasing Rate Senior Subordinated Convertible Debentures of the Company due October 31, 2001 (the "Debentures"), at a purchase price of $1,000 per Debenture, to two offshore investors including BT Global Credit Limited as the lead investor (the "Offering) pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, (the "Act") under Regulation S promulgated thereunder. The Debentures are subject to the terms of an Indenture dated October 29, 1997 by and between the Company and the American Stock Transfer & Trust Company, as Trustee. Interest payable on the Debentures is 4% per annum for the year ending October 31, 1998, 4.5% per annum for the two years ending October 31, 2000, and 5% per annum for the year ending October 31, 2001, payable on a quarterly basis. In the event the Debentures shall not have been redeemed or converted pursuant to the terms thereof and the Indenture prior to the due date, the Company shall pay each registered holder of the Debentures an additional amount equal to 22.25% of the principal amount of Debentures held by each such registered holder.

           The Debentures are convertible at any time (subject to prior redemption) into shares of Common Stock at the initial conversion price of $9.50 per share of Common Stock, subject to adjustment in certain events. The Debentures are redeemable after one year if the Company's Common Stock trades at more than $14.25 per share (subject to adjustment in certain event) during an agreed upon period of time (30 consecutive market days ending on the market day prior to the date on which the notice of redemption is first given). The redemption value of the debenture is 122.25% of the principal amount.

           The Company has agreed to pay Bankers Trust Company ("BTC") a fee equal to 4.5% of the total offering amount and to reimburse BTC for its reasonable legal expenses with respect to such transaction up to an amount of $50,000.



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



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)       Exhibits:

Exhibit Number                 Description
--------------                 -----------

*4.1           Indenture  dated  October 29, 1997 executed by the
               Company  and  American  Stock  Transfer  and Trust
               Company, as trustee.

*4.2           Form of  Debenture  (See Exhibit A of Indenture in
               Exhibit 4.1).

*99.1          Press Release dated October 31, 1997.
---------------------
* Filed herewith

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



                                   SIGNATURES

           Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 31, 1997                          FIRST SOUTH AFRICA CORP., LTD


                                                  By: /s/ Clive Kabatznik
                                                     --------------------------
                                                  Name:   Clive Kabatznik
                                                  Title:  President

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



                                                     Commission File No. 0-27494


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       to

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         FIRST SOUTH AFRICA CORP., LTD.




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



Exhibit
Number                        Document                               Page Number
------                        --------                               -----------

*4.1           Indenture  dated  October 29, 1997 executed by the
               Company and the American  Stock Transfer and Trust
               Company, as Trustee.

*4.2           Form  of  Debenture  (included  as  Exhibit  A  to
               Exhibit 4.1).

*99.1          Press Release dated October 31, 1997.


---------------
*Filed herewith.





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